UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 2, 2009 (December 30, 2008)

Date of Report (date of Earliest Event Reported)

NEWTEK BUSINESS SERVICES, INC.

(Exact Name of Company as Specified in its Charter)

NEW YORK	001-16123	11-3504638
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

1440 Broadway, 17th floor, New York, NY 10018

(Address of principal executive offices and zip code)

(212) 356-9500

(Company’s telephone number, including area code)

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

Statements in this Current Report on Form 8-K (including the exhibits), including statements regarding Newtek’s beliefs, expectations, intentions or strategies for the future, may be “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from the plans, intentions and expectations reflected in or suggested by the forward-looking statements. Such risks and uncertainties include, among others, intensified competition, operating problems and their impact on revenues and profit margins, anticipated future business strategies and financial performance, anticipated future number of customers, business prospects, legislative developments and similar matters. Risk factors, cautionary statements and other conditions which could cause Newtek’s actual results to differ from management’s current expectations are contained in Newtek’s filings with the Securities and Exchange Commission. Newtek undertakes no obligation to update any forward-looking statement to reflect events or circumstances that may arise after the date of this filing.

ITEM 1.01	Entry into a Material Definitive Agreement.

On December 30, 2008, Newtek Business Services, Inc. entered into an Employment Agreement dated December 30, 2008 between Newtek and Barry Sloane (“Sloane Employment Agreement. The Sloane Agreement provides for employment as Chief Executive Officer and President at a base salary of $350,000 per annum for a period until December 31, 2009. The Sloane Employment Agreement provides for a payment in the case of non renewal of an amount equal to one and one half (1  1/2) times, or in the case of a change of control or termination other than for cause of the agreement an amount equal to two (2) times the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year. A copy of the Sloane Employment Agreement is filed as Exhibit 99.1 to this Form 8-K,

On December 30, 2008, Newtek Business Services, Inc. entered into an Employment Agreement dated December 30, 2008 between Newtek and Craig J. Brunet (“Brunet Employment Agreement”), and an Employment Agreement dated December 30, 2008 between Newtek and Seth A. Cohen (the “Cohen Employment Agreement” and together with the Brunet Employment agreement, the “Employment Agreements”). The Brunet Employment Agreement provides for employment as Executive Vice President and Chief Information Officer at a base salary of $276,000 per annum for a period until December 31, 2009, and the Cohen Employment Agreement provides for employment as Chief Financial Officer a base salary of $240,000 per annum for a period until December 31, 2009. Each of the Employment Agreements provides for a payment in the case of non renewal or termination other than for cause of the agreement equal to one (1) times the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year . Each of the Employment Agreements provides for a payment in the case of a change of control equal to one (1) times the sum of (i) the executive’s base salary in effect at the time of termination, plus (ii) the amount of any incentive compensation paid with respect to the immediately preceding fiscal year A copy of the Brunet Employment Agreement is filed as Exhibit 99.2 to this Form 8-K, and a copy of the Cohen Employment Agreement is filed as Exhibit 99.3 to this Form 8-K.

ITEM 9.01.	Financial Statements and Exhibits

99.1	Employment Agreement dated December 30, 2008 between the Company and Barry Sloane.

99.2	Employment Agreement dated December 30, 2008 between the Company and Craig J. Brunet.

99.3	Employment Agreement dated December 30, 2008 between the Company and Seth A. Cohen.

SIGNATURES

In accordance with the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NEWTEK BUSINESS SERVICES, INC.

Date: January 2, 2009	/s/ Barry Sloane
Barry Sloane
Chairman of the Board, Chief Executive Officer, Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Employment Agreement dated December 30, 2008 between the Company and Barry Sloane.

99.2	Employment Agreement dated December 30, 2008 between the Company and Craig J. Brunet.

99.3	Employment Agreement dated December 30, 2008 between the Company and Seth A. Cohen.

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